EXHIBIT 99.1

Avid Announces Results for Third Quarter 2012
Divestment Largely Complete

BURLINGTON, MA- October 29, 2012-Avid® (NASDAQ: AVID) today reported GAAP revenues of $127.2 million for the three-month period ended September 30, 2012, compared to $164.7 million for the same period in 2011. The GAAP net loss for the third quarter was $17.4 million, or $0.45 per share, compared to a GAAP net loss of $7.6 million, or $0.20 per share, in the third quarter of 2011.

Revenue for the ongoing business for the third quarter of 2012 was $123.0 million compared to $142.8 million of ongoing revenue for the same period in 2011.

The GAAP net loss for the third quarter of 2012 and 2011 included amortization of intangible assets, stock-based compensation, restructuring costs and costs and allowances related to divestitures, gain on asset sales, acquisition and other costs and related tax adjustments collectively totaling $14.4 million and $8.4 million, respectively. Excluding these items, the non-GAAP net loss for the third quarter of 2012 was $3.0 million, or $0.08 per share, compared to non-GAAP net income of $0.8 million, or $0.02 per share, for the third quarter of 2011.

The GAAP operating loss for the third quarter of 2012 was $16.4 million and excluding the items identified above, except tax adjustments, the non-GAAP operating loss for the third quarter was $2.2 million.

The company's balance sheet remains strong with cash of $71 million, up $12 million sequentially.

“During the third quarter we completed the majority of the changes we announced earlier this summer,” said Gary Greenfield, chairman and CEO of Avid.   “Despite the transitional issues we experienced in the

quarter, we remain focused on executing the business strategy we outlined in July as the path to returning the business to sustained profitability.”

Revenues for the nine-month period ended September 30, 2012 were $436.7 million, compared to revenues of $492.2 million for the same period in 2011. The GAAP net loss for the first nine months of 2012 was $69.6 million, or $1.80 per share, compared to a GAAP net loss of $23.5 million, or $0.61 per share, for the same period in 2011. The GAAP net loss for the nine-month period ended September 30, 2012 included $55.1 million of amortization of intangible assets, stock-based compensation, restructuring costs and costs and allowances related to divestitures, acquisition and other costs, loss on asset sales and related tax adjustments. Excluding these items, the non-GAAP net loss was $14.6 million, or $0.38 per share, for the first nine months of 2012. The GAAP net loss for the nine-month period ended September 30, 2011 included $21.6 million of amortization of intangible assets, stock-based compensation, restructuring costs, legal settlement, acquisition-related costs, loss on asset sales and related tax adjustments. Excluding these items, the non-GAAP net loss for the nine-month period ended September 30, 2011 was $1.9 million or $0.05 per share.

A reconciliation of GAAP to non-GAAP results and a reconciliation of ongoing revenue are included in the tables attached to this release.

Conference Call
A conference call to discuss Avid's third quarter 2012 financial results will be held today, October 29, 2012 at 4:15 p.m. ET. The call will be open to the public and can be accessed by dialing 719.457.2617 and referencing confirmation code 4569475. The call and subsequent replay will also be available on Avid's website.

To join the webcast and view the slides as well as listen to the call please go to the events tab at http://ir.avid.com/ to sign-in prior to the start of the conference call.

Use of Non-GAAP Financial Measures
This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. The reconciliation of the GAAP to non-GAAP financial measures is in the tables attached to this press release.

Management considers both GAAP and non-GAAP financial results in managing our business. Non-GAAP financial measures are used internally, for example, in establishing annual operating budgets, in assessing operating performance and for measuring performance under incentive compensation plans. Non-GAAP financial measures are also used in operating and financial decision-making because we believe these measures reflect our ongoing business and allow meaningful period-to-period comparisons. We believe it is useful for investors and others to also review both GAAP and non-GAAP measures in order to understand and evaluate our current operating performance and future prospects in the same manner as management and to compare in a consistent manner the company's current financial results with past financial performance. The primary limitations associated with our use of non-GAAP financial measures are that they may not include all items of income and expense that affect our operations and that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, terms referring to non-GAAP financial measures used in this press release, such as non-GAAP net loss, do not have standardized meanings. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for this limitation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release.

Use of Forward-Looking Statements
The financial results included in this release are preliminary and unaudited. The contents of this release are subject to the completion and filing of our Quarterly Report on Form 10-Q. This release may include forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. Statements in this press release that relate to future results or events are forward-looking statements and are based on Avid's current estimates and assumptions.  Forward-looking statements may be identified by the use of forward-looking words, such as “anticipate,” “believe,” “should,” “estimate,” “expect,” “intend,” “confidence,” “may,” “plan,” “feel,” “could,” “will,” and “would,” or similar expressions. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, including:  Avid's ability to execute its strategic plan and meet customer needs; Avid's ability to realize operational and financial benefits from the sale of its consumer audio and video product lines and the reduction in workforce announced last quarter; Avid's ability to sell its professional products through retail sales channels following the divestiture of consumer products sold through those sales channels; its ability to produce innovative products in response to changing market demand, particularly in the media industry; competitive factors; fluctuations in its revenue, based on, among other things, Avid's performance in particular geographies or markets, fluctuations in foreign currency exchange rates, and seasonal factors; adverse changes in economic conditions; Avid's liquidity; and other risk factors and uncertainties disclosed previously and from time to time in Avid's filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements contained herein represent Avid's estimates only as of today and should not be relied upon as representing the company's estimates as of any subsequent date. While Avid may elect to update these forward-looking statements at some point in the future, Avid specifically disclaims any obligation to do so, even if the estimates change.

About Avid
Avid creates the digital audio and video technology used to make the most listened to, most watched and most loved media in the world - from the most prestigious and award-winning feature films, music recordings, television shows, to live concert tours and news broadcasts. Some of Avid's most influential and pioneering solutions include Media Composer®, Pro Tools®, Interplay®, ISIS®, VENUE, Sibelius®, and System 5. For more information about Avid solutions and services, visit www.avid.com, Flickr, Twitter and YouTube; connect with Avid on Facebook; or subscribe to Avid Industry Buzz.

© 2012 Avid Technology, Inc. All rights reserved. Product features, specifications, system requirements and availability are subject to change without notice.  All prices are MSRP for the U.S. and Canada only and are subject to change without notice.  Contact your local Avid office or reseller for prices outside the U.S. and Canada.  Avid, the Avid logo, Fast Track, Media Composer, Pro Tools, Interplay, ISIS, and Sibelius are trademarks or registered trademarks of Avid Technology, Inc. or its subsidiaries in the United States and/or other countries. The Interplay name is used with the permission of the Interplay Entertainment Corp. which bears no responsibility for Avid products.  All other trademarks are the property of their respective owners.

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AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Operations
(in thousands except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011(Revised)	2012	2011(Revised)
Net revenues:
Products	$89,071	$131,655	$334,882	$397,889
Services	36,297	33,043	102,905	94,343
Allowances related to divestitures	1,807	—	(1,041)	—
Total net revenues	127,175	164,698	436,746	492,232

Cost of revenues:
Products	43,784	60,064	171,633	187,951
Services	15,107	15,586	42,149	44,346
Amortization of intangible assets	634	684	1,928	2,036
Restructuring costs	741	—	3,374	—
Total cost of revenues	60,266	76,334	219,084	234,333
Gross profit	66,909	88,364	217,662	257,899

Operating expenses:
Research and development	23,099	28,960	77,474	89,386
Marketing and selling	36,672	45,395	126,055	136,312
General and administrative	10,499	13,518	39,300	42,737
Amortization of intangible assets	782	2,159	3,499	6,465
Restructuring costs, net	12,674	2,707	28,683	1,392
(Gain) Loss on sales of assets	(419)	—	9,280	597
Total operating expenses	83,307	92,739	284,291	276,889

Operating loss	(16,398)	(4,375)	(66,629)	(18,990)

Interest and other income (expense), net	(318)	(503)	(891)	(1,448)
Loss before income taxes	(16,716)	(4,878)	(67,520)	(20,438)
Provision for income taxes, net	672	2,672	2,097	3,039
Net loss	$(17,388)	$(7,550)	$(69,617)	$(23,477)

Net loss per common share – basic and diluted	$(0.45)	$(0.20)	$(1.80)	$(0.61)

Weighted-average common shares outstanding – basic and diluted	38,859	38,511	38,767	38,386

AVID TECHNOLOGY, INC.
(in thousands except per share data, unaudited)

Reconciliations of GAAP financial measures to Non-GAAP financial measures:

		Three Months Ended September 30, 2012

			Gross	Operating	Operating	Tax	Net
	Revenues	COGS	Profit	Expenses	Loss	Provision	Loss
GAAP	$127,175	$60,266	$66,909	$83,307	$(16,399)	$671	$(17,388)
Amortization of intangible assets		(634)	634	(782)	1,416		1,416
Restructuring costs, and costs and allowances related to divestitures	(1,807)	(741)	(1,066)	(12,674)	11,608		11,608
Acquisition and other costs (benefits) (a)				100	(100)		(100)
Gain on sales of assets				419	(419)		(419)
Tax adjustment						(166)	166
Stock-based compensation included in:
Cost of products revenues		(79)	79		79		79
Cost of services revenues		(129)	129		129		129
Research and development expenses				(212)	212		212
Marketing and selling expenses				(620)	620		620
General and administrative expenses				(659)	659		659
Non-GAAP	$125,368	$58,683	$66,685	$68,879	$(2,195)	$505	$(3,018)
Weighted-average shares outstanding - diluted							38,859
Non-GAAP net loss per share - diluted							$(0.08)
(a) Represents costs (benefits) included in general and administrative expenses

		Three Months Ended September 30, 2011 (Revised)

			Gross	Operating	Operating	Tax	Net
	Revenues	COGS	Profit	Expenses	(Loss) Income	Provision	(Loss) Income
GAAP	$164,698	$76,334	$88,364	$92,739	$(4,375)	$2,672	$(7,550)
Amortization of intangible assets		(684)	684	(2,159)	2,843		2,843
Restructuring recoveries, net				(2,707)	2,707		2,707
Legal settlement and acquisition-related costs(a)				(164)	164		164
Tax adjustment						1,009	(1,009)
Stock-based compensation included in:
Cost of products revenues		(167)	167		167		167
Cost of services revenues		(64)	64		64		64
Research and development expenses				(435)	435		435
Marketing and selling expenses				(1,051)	1,051		1,051
General and administrative expenses				(1,970)	1,970		1,970
Non-GAAP	$164,698	$75,419	$89,279	$84,253	$5,026	$3,681	$842
Weighted-average shares outstanding - diluted							38,511
Non-GAAP net income per share - diluted							$0.02
(a) Represents costs included in general and administrative expenses

Reconciliations of GAAP financial measures to Non-GAAP financial measures:

		Nine Months Ended September 30, 2012

			Gross	Operating	Operating	Tax	Net
	Revenues	COGS	Profit	Expenses	Loss	Provision	Loss
GAAP	$436,746	$219,084	$217,662	$284,291	$(66,629)	$2,097	$(69,617)
Amortization of intangible assets		(1,928)	1,928	(3,499)	5,427		5,427
Restructuring costs, and costs and allowances related to divestitures	1,041	(3,374)	4,415	(28,683)	33,098		33,098
Acquisition and other costs (a)				(938)	938		938
Loss on sales of assets				(9,280)	9,280		9,280
Tax adjustment						760	(760)
Stock-based compensation included in:
Cost of products revenues		(283)	283		283		283
Cost of services revenues		(436)	436		436		436
Research and development expenses				(787)	787		787
Marketing and selling expenses				(1,818)	1,818		1,818
General and administrative expenses				(3,750)	3,750		3,750
Non-GAAP	$437,787	$213,063	$224,724	$235,536	$(10,812)	$2,857	$(14,560)
Weighted-average shares outstanding - diluted							38,767
Non-GAAP net loss per share - diluted							$(0.38)
(a) Represents costs included in general and administrative expenses

		Nine Months Ended September 30, 2011(Revised)

			Gross	Operating	Operating	Tax	Net
	Revenues	COGS	Profit	Expenses	(Loss) Income	Provision	Loss
GAAP	$492,232	$234,333	$257,899	$276,889	$(18,990)	$3,039	$(23,477)
Amortization of intangible assets		(2,036)	2,036	(6,465)	8,501		8,501
Restructuring recoveries, net				(1,392)	1,392		1,392
Legal settlement and acquisition-related costs(a)				(556)	556		556
Loss on sales of assets				(597)	597		597
Tax adjustment						1,309	(1,309)
Stock-based compensation included in:
Cost of products revenues		(417)	417		417		417
Cost of services revenues		(608)	608		608		608
Research and development expenses				(1,334)	1,334		1,334
Marketing and selling expenses				(3,625)	3,625		3,625
General and administrative expenses				(5,853)	5,853		5,853
Non-GAAP	$492,232	$231,272	$260,960	$257,067	$3,893	$4,348	$(1,903)
Weighted-average shares outstanding - diluted							38,323
Non-GAAP net loss per share - diluted							$(0.05)
(a) Represents costs included in general and administrative expenses

Revenues Summary:	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011(Revised)	2012	2011(Revised)
Video revenues	$81,783	$99,434	$265,665	$289,065
Audio revenues	43,585	65,264	172,122	203,167
Allowances related to divestitures	1,807		(1,041)
Total net revenues	$127,175	$164,698	$436,746	$492,232

AVID TECHNOLOGY, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	September 30, 2012	December 31, 2011(Revised)
ASSETS
Current assets:
Cash and cash equivalents	$71,359	$32,855
Accounts receivable, net of allowances of $14,663 and $15,985 at September 30, 2012 and December 31, 2011, respectively	75,074	104,305
Inventories	80,435	111,397
Deferred tax assets, net	1,475	1,480
Prepaid expenses	7,616	7,652
Other current assets	16,303	14,405
Total current assets	252,262	272,094
Property and equipment, net	45,285	53,487
Intangible assets, net	9,637	18,524
Goodwill	238,553	246,592
Other assets	9,689	11,568
Total assets	$555,426	$602,265

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$36,307	$42,533
Accrued compensation and benefits	22,706	31,750
Accrued expenses and other current liabilities	42,752	35,108
Income taxes payable	8,972	8,950
Deferred revenues	58,180	45,768
Total current liabilities	168,917	164,109
Long-term liabilities	37,186	27,885
Total liabilities	206,103	191,994

Stockholders’ equity:
Common stock	423	423
Additional paid-in capital	1,025,640	1,019,200
Accumulated deficit	(606,915)	(532,477)
Treasury stock at cost, net of reissuances	(76,686)	(82,301)
Accumulated other comprehensive income	6,861	5,426
Total stockholders’ equity	349,323	410,271
Total liabilities and stockholders’ equity	$555,426	$602,265

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011 (Revised)	2012	2011 (Revised)
Cash flows from operating activities:
Net loss	$(17,388)	$(7,550)	$(69,617)	$(23,477)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	5,484	7,663	20,903	23,384
(Recovery from) provision for doubtful accounts	(39)	75	(101)	534
Non-cash provision for restructuring	259	133	3,628	258
Non-cash (recovery from) provision for allowances related to divestiture	(1,807)	—	1,041	—
(Gain)/Loss on sales of assets	(671)	—	9,280	597
Gain on Disposal of Fixed Assets	(1)	(2)	(257)	(10)
Compensation expense from stock grants and options	1,700	3,686	7,074	11,836
Non-cash interest expense	147	228	220	382
Foreign currency transaction losses (gains)	2,059	(2,502)	1,211	3,988
Changes in deferred tax assets and liabilities, excluding initial effects of acquisitions	(13)	—	823	(4)
Changes in operating assets and liabilities, excluding initial effects of acquisitions:
Accounts receivable	15,884	5,853	28,201	8,636
Inventories	(3,404)	3,574	17,563	(18,587)
Prepaid expenses and other current assets	(1,579)	1,133	(2,331)	1,275
Accounts payable	(2,724)	(9,637)	(6,255)	(12,026)
Accrued expenses, compensation and benefits and other liabilities	(2,319)	(7,743)	1,196	(25,400)
Income taxes payable	(2,086)	1,822	84	(146)
Deferred revenues	3,111	4,291	16,282	15,701
Net cash (used in) provided by operating activities	(3,387)	1,024	28,945	(13,059)

Cash flows from investing activities:
Purchases of property and equipment, net	(1,121)	(2,784)	(6,358)	(8,862)
Proceeds from sales of assets	13,009	—	13,009	—
Decrease (increase) in other long-term assets	2,361	(1,290)	2,200	(1,466)
Net cash provided by (used in) investing activities	14,249	(4,074)	8,851	(10,328)

Cash flows from financing activities:
Proceeds from the issuance of common stock under employee stock plans	80	404	160	1,753
Proceeds from revolving credit facilities	13,000	—	14,000	21,000
Payments on revolving credit facilities	(13,000)	—	(14,000)	(8,000)
Net cash provided by financing activities	80	404	160	14,753

Effect of exchange rate changes on cash and cash equivalents	1,034	(1,259)	548	(495)
Net increase (decrease) in cash and cash equivalents	11,976	(3,905)	38,504	(9,130)
Cash and cash equivalents at beginning of period	59,383	37,557	32,855	42,782
Cash and cash equivalents at end of period	$71,359	$33,652	$71,359	$33,652

AVID TECHNOLOGY, INC.
Supplemental Revenue Information*
(in thousands, unaudited)

	Three Months Ended Mar 31, 2012	Three Months Ended Jun 30, 2012	Three Months Ended Sep 30, 2012	Nine Months Ended Sep 30, 2012
Revenue
Video
Product	53,422	65,017	48,044	166,483
Services	30,584	33,048	34,918	98,550
Sub-Total	84,006	98,065	82,962	265,033
Audio
Product	66,516	58,009	42,833	167,358
Services	1,617	1,358	1,380	4,355
Sub-Total	68,133	59,367	44,213	171,713
Total
Product	119,938	123,026	90,877	333,841
Services	32,201	34,405	36,298	102,905
Total	152,139	157,431	127,175	436,746

Divested Consumer Product Lines
Video
Product	4,369	2,310	1,938	8,617
Services	—	—	—	—
Sub-Total	4,369	2,310	1,938	8,617
Audio
Product	13,208	11,538	2,237	26,983
Services	67	37	6	110
Sub-Total	13,275	11,575	2,243	27,093
Total
Product	17,577	13,848	4,175	35,600
Services	67	37	6	110
Total	17,644	13,885	4,181	35,710

On-going Business
Video
Product	49,052	62,707	46,107	157,866
Services	30,584	33,048	34,918	98,550
Sub-Total	79,636	95,755	81,025	256,416
Audio
Product	53,308	46,471	40,595	140,374
Services	1,550	1,321	1,374	4,245
Sub-Total	54,858	47,792	41,969	144,619
Total
Product	102,360	109,178	86,702	298,240
Services	32,134	34,369	36,292	102,795
Total	134,494	143,547	122,994	401,035
*Certain amounts have been reclassified compared to previously published Supplemental Revenue Information

AVID TECHNOLOGY, INC.
Supplemental Revenue Information*
(in thousands, unaudited)

	Three Months Ended Mar 31, 2011	Three Months Ended Jun 30, 2011	Three Months Ended Sep 30, 2011	Three Months Ended Dec 31, 2011	Twelve Months Ended Dec 31, 2011
Revenue
Video
Product	66,493	64,486	67,653	79,811	278,443
Services	27,525	31,126	31,782	35,915	126,348
Sub-Total	94,018	95,612	99,435	115,726	404,791
Audio
Product	70,253	65,002	64,002	67,919	267,176
Services	1,480	1,169	1,261	1,156	5,066
Sub-Total	71,733	66,171	65,263	69,075	272,242
Total
Product	136,746	129,488	131,655	147,730	545,619
Services	29,005	32,295	33,043	37,071	131,414
Total	165,751	161,783	164,698	184,801	677,033

Divested Consumer Product Lines
Video
Product	8,779	7,533	6,097	5,565	27,974
Services	—	—	—	—	—
Sub-Total	8,779	7,533	6,097	5,565	27,974
Audio
Product	16,612	17,842	15,711	15,182	65,347
Services	58	39	93	36	226
Sub-Total	16,670	17,881	15,804	15,218	65,573
Total
Product	25,391	25,375	21,808	20,747	93,321
Services	58	39	93	36	226
Total	25,449	25,414	21,901	20,783	93,547

On-going Business
Video
Product	57,714	56,953	61,556	74,246	250,469
Services	27,525	31,126	31,782	35,915	126,348
Sub-Total	85,239	88,079	93,338	110,161	376,817
Audio
Product	53,641	47,160	48,291	52,737	201,829
Services	1,422	1,130	1,168	1,120	4,840
Sub-Total	55,063	48,290	49,459	53,857	20,669
Total
Product	111,355	104,113	109,847	126,983	452,298
Services	28,947	32,256	32,950	37,035	131,188
Total	140,302	136,369	142,797	164,018	583,486
*Certain amounts have been reclassified compared to previously published Supplemental Revenue Information

AVID TECHNOLOGY, INC.
Supplemental Revenue Information*
(in thousands, unaudited)

	Three Months Ended Mar 31, 2010	Three Months Ended Jun 30, 2010	Three Months Ended Sep 30, 2010	Three Months Ended Dec 31, 2010	Twelve Months Ended Dec 31, 2010
Revenue
Video
Product	58,135	66,916	70,829	85,335	281,215
Services	26,219	26,604	29,343	31,969	114,135
Sub-Total	84,354	93,520	100,172	117,304	395,350
Audio
Product	70,544	67,218	63,402	78,222	279,386
Services	1,059	1,421	1,485	1,036	5,001
Sub-Total	71,603	68,639	64,887	79,258	284,387
Total
Product	128,679	134,134	134,231	163,557	560,601
Services	27,278	28,025	30,828	33,005	119,136
Total	155,957	162,159	165,059	196,562	679,737

Divested Consumer Product Lines
Video
Product	9,789	6,421	7,251	7,333	30,794
Services	—	3	—	—	3
Sub-Total	9,789	6,424	7,251	7,333	30,797
Audio
Product	21,355	19,292	18,275	18,746	77,668
Services	55	31	32	32	150
Sub-Total	21,410	19,323	18,307	18,778	77,818
Total
Product	31,144	25,713	25,526	26,079	108,462
Services	55	34	32	32	153
Total	31,199	25,747	25,558	26,111	108,615

On-going Business
Video
Product	48,346	60,495	63,578	78,002	250,421
Services	26,219	26,601	29,343	31,969	114,132
Sub-Total	74,565	87,096	92,921	109,971	364,553
Audio
Product	49,189	47,926	45,127	59,476	201,718
Services	1,004	1,390	1,453	1,004	4,851
Sub-Total	50,193	49,316	46,580	60,480	206,569
Total
Product	97,535	108,421	108,705	137,478	452,139
Services	27,223	27,991	30,796	32,973	118,983
Total	124,758	136,412	139,501	170,451	571,122
*Certain amounts have been reclassified compared to previously published Supplemental Revenue Information